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Exhibit 32.1

SECTION 1350 CERTIFICATION
OF THE CHIEF EXECUTIVE OFFICER

        I, Harry P. Doherty, Chairman of the Board and Chief Executive Officer of Staten Island Bancorp, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The quarterly report on Form 10-Q of the Company for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Harry P. Doherty Harry P. Doherty Chairman of the Board and Chief Executive Officer

Date: November 13, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Staten Island Bancorp, Inc. and will be retained by Staten Island Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1